JPMORGAN MID CAP VALUE FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/04	Assurant, Inc.

Shares            Price         Amount
300		  $22.00  	$6,600

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.00%	          0.90%

Broker
Keefe, Bruyette, & Woods

Underwriters of Assurant, Inc.

Underwriters     	                  Number of Shares
Morgan Stanley & Co. Incorporated            23,000,000
Credit Suisse First Boston LLC               12,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.  12,000,000
Citigroup Global Markets Inc.                 6,000,000
Goldman, Sachs & Co.                          6,000,000
J.P. Morgan Securities Inc.                   6,000,000
Bear, Stearns & Co. Inc.                      2,800,000
Cochran, Caronia Securities L.L.C.            2,800,000
Fortis Investment Services LLC                1,000,000
McDonald Investments Inc.                     2,800,000
Raymond James & Associates, Inc.              2,800,000
SunTrust Capital Markets, Inc.                2,800,000
                                         ---------------
Total					    80,000,000
				         ===============



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/04	Assurant, Inc.

Shares            Price         Amount
2,100		  $22.00  	$46,200

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.00%	          0.90%

Broker
Merrill Lynch & Co.

Underwriters of Assurant, Inc.

Underwriters     	                  Number of Shares
Morgan Stanley & Co. Incorporated            23,000,000
Credit Suisse First Boston LLC               12,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.  12,000,000
Citigroup Global Markets Inc.                 6,000,000
Goldman, Sachs & Co.                          6,000,000
J.P. Morgan Securities Inc.                   6,000,000
Bear, Stearns & Co. Inc.                      2,800,000
Cochran, Caronia Securities L.L.C.            2,800,000
Fortis Investment Services LLC                1,000,000
McDonald Investments Inc.                     2,800,000
Raymond James & Associates, Inc.              2,800,000
SunTrust Capital Markets, Inc.                2,800,000
                                         ---------------
Total					    80,000,000
				         ===============




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/04	Assurant, Inc.

Shares            Price         Amount
600		  $22.00  	$13,200

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.00%	          0.90%

Broker
Robinson-Humphrey, Inc.

Underwriters of Assurant, Inc.

Underwriters     	                  Number of Shares
Morgan Stanley & Co. Incorporated            23,000,000
Credit Suisse First Boston LLC               12,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.  12,000,000
Citigroup Global Markets Inc.                 6,000,000
Goldman, Sachs & Co.                          6,000,000
J.P. Morgan Securities Inc.                   6,000,000
Bear, Stearns & Co. Inc.                      2,800,000
Cochran, Caronia Securities L.L.C.            2,800,000
Fortis Investment Services LLC                1,000,000
McDonald Investments Inc.                     2,800,000
Raymond James & Associates, Inc.              2,800,000
SunTrust Capital Markets, Inc.                2,800,000
                                         ---------------
Total					    80,000,000
				         ===============



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/04	Assurant, Inc.

Shares            Price         Amount
1,300		  $22.00  	$28,600

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.00%	          0.90%

Broker
McDonald Investment, Inc.

Underwriters of Assurant, Inc.

Underwriters     	                  Number of Shares
Morgan Stanley & Co. Incorporated            23,000,000
Credit Suisse First Boston LLC               12,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.  12,000,000
Citigroup Global Markets Inc.                 6,000,000
Goldman, Sachs & Co.                          6,000,000
J.P. Morgan Securities Inc.                   6,000,000
Bear, Stearns & Co. Inc.                      2,800,000
Cochran, Caronia Securities L.L.C.            2,800,000
Fortis Investment Services LLC                1,000,000
McDonald Investments Inc.                     2,800,000
Raymond James & Associates, Inc.              2,800,000
SunTrust Capital Markets, Inc.                2,800,000
                                         ---------------
Total					    80,000,000
				         ===============




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/04	Assurant, Inc.

Shares            Price         Amount
5,000		  $22.00  	$110,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.01%	          0.90%

Broker
First Boston Brokerage Co.

Underwriters of Assurant, Inc.

Underwriters     	                  Number of Shares
Morgan Stanley & Co. Incorporated            23,000,000
Credit Suisse First Boston LLC               12,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.  12,000,000
Citigroup Global Markets Inc.                 6,000,000
Goldman, Sachs & Co.                          6,000,000
J.P. Morgan Securities Inc.                   6,000,000
Bear, Stearns & Co. Inc.                      2,800,000
Cochran, Caronia Securities L.L.C.            2,800,000
Fortis Investment Services LLC                1,000,000
McDonald Investments Inc.                     2,800,000
Raymond James & Associates, Inc.              2,800,000
SunTrust Capital Markets, Inc.                2,800,000
                                         ---------------
Total					    80,000,000
				         ===============

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/04	Assurant, Inc.

Shares            Price         Amount
434,900		  $22.00  	$9,567,800

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.54%	          0.90%

Broker
Morgan Stanley & Co.

Underwriters of Assurant, Inc.

Underwriters     	                  Number of Shares
Morgan Stanley & Co. Incorporated            23,000,000
Credit Suisse First Boston LLC               12,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.  12,000,000
Citigroup Global Markets Inc.                 6,000,000
Goldman, Sachs & Co.                          6,000,000
J.P. Morgan Securities Inc.                   6,000,000
Bear, Stearns & Co. Inc.                      2,800,000
Cochran, Caronia Securities L.L.C.            2,800,000
Fortis Investment Services LLC                1,000,000
McDonald Investments Inc.                     2,800,000
Raymond James & Associates, Inc.              2,800,000
SunTrust Capital Markets, Inc.                2,800,000
                                         ---------------
Total					    80,000,000
				         ===============


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/25/04	Bunge LTD

Shares            Price         Amount
71,600		  $35.20  	$2,520,320

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.32       N/A 	  0.84%	          0.87%

Broker
First Boston Brokerage Co.

Underwriters of Bunge LTD

Underwriters     	                  Number of Shares
Credit Suisse First Boston LLC                  3,969,500
 Morgan Stanley & Co. Incorporated              1,232,500
 Citigroup Global Markets Inc.                    773,500
 Deutsche Bank Securities Inc.                    697,000
 Merrill Lynch, Pierce, Fenner & Smith, Inc.      382,500
 Banc of America Securities LLC                   340,000
 J.P. Morgan Securities Inc.                      340,000
 Calyon Securities (USA) Inc.                     255,000
 FTN Midwest Research Securities Corp.            170,000
 Natexis Bleichroeder Inc.                        170,000
 UBS Securities LLC                               170,000
                                            ---------------
Total					        8,500,000
				            ===============